                                                                     Exhibit 4.4



                                                                       EXHIBIT D



                                    GUARANTEE AND COLLATERAL AGREEMENT dated
                           as of October 11, 2001, among LAND O'LAKES,
                           INC., the SUBSIDIARY PARTIES NAMED HEREIN and
                           THE CHASE MANHATTAN BANK, as Collateral
                           Agent.


                  Reference is made to (i) the Credit Agreement dated as of October 11, 2001, (as amended, supplemented or otherwise modified from time to time, the "Term Credit Agreement"), among Land O'Lakes, Inc. (the "Borrower"), the Lenders party thereto and The Chase Manhattan Bank, as Administrative Agent and Collateral Agent and (ii) the Amended and Restated Five-Year Credit Agreement dated as of June 28, 1999, as amended and restated as of October 11, 2001 (as amended, supplemented or otherwise modified from time to time, the "Revolving Credit Agreement" together with the Term Credit Agreement, the "Credit Agreements"), among the Borrower, the Lenders party thereto, The Chase Manhattan Bank as Administrative Agent and Collateral Agent and CoBank, ACB as Co-Administrative Agent. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreements. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Subsidiary Parties are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreements and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:


                                    ARTICLE I

                                   Definitions

                  SECTION 1.01. Credit Agreements.

                  (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreements. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein; the term "instrument" shall have the meaning specified in Article 9 of the New York UCC.

                  (b) The rules of construction specified in Article I of the Credit Agreements also apply to this Agreement.




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                                                                               2

                  SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

                  "Account Debtor" means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

                  "Accounts" means all Accounts (as defined in the New York Uniform Commercial Code) and Account Assets with respect to such Accounts, including those related to the dairy businesses of the Company and the Restricted Subsidiaries and payable to such parties, including, but not limited to, accounts receivable generated from the marketing and sale of milk, butter, cheese, cream products, dairy and non-dairy spreads, whey, non-fat dry milk, cocoa, and other dairy or dairy related products sold for consumer use, licensing fees relating to dairy products and dairy related services, and the proceeds thereof, but specifically excluding the CoBank Accounts and the Account Assets with respect to such CoBank Accounts.

                  "CoBank Accounts" means (i) accounts related to the feed businesses of Farmland Feed and PMI, their subsidiaries and their respective successors, including, but not limited to, accounts receivable generated from the sale of animal feed and feed ingredients, soybean meal, premixes, non-grain protein ingredients, grains, vitamins, minerals, branded feed products, complete feed products, milk replacer products, feed additives, animal health products, farm supply products, toll milling services and other feed related services and the proceeds thereof, (ii) accounts related to the seed business of the Company including, but not limited to, accounts receivable generated from the sale of seed, licensing fees and seed related services and the proceeds thereof, (iii) accounts related to the swine businesses of the Company, Farmland Feed and PMI, its subsidiaries and their respective successors, including, but not limited to, accounts receivable generated from the sale of swine and swine related services and the proceeds thereof, and (iv) all Account Assets related to the foregoing; provided, however, that "CoBank Accounts" related to the swine businesses of the Company and Farmland Feed shall not include any such right to payment where payments have been sent to a lockbox or lockbox account other than those specified in the guarantee and collateral agreement related to the Credit Agreement.

                  "Collateral" has the meaning assigned to such term in Section 4.01.

                  "Copyright License" means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

                  "Copyrights" means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

                  "Credit Agreements" has the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Equipment" means all Equipment (as defined in the New York
UCC), but specifically excluding the following: (x) the (i) Niro Dryer (Asset No. 216376, (ii) Niro Dryer (Asset No. 216392), (iii) Niro Dryer (Asset No. 216394), (iv) APV Evaporator (Asset No. 216391), (v) APV Evaporator (Asset No. 216435), (vi) APV Evaporator (Asset No. 216436), (vii) Simmon butter churn (Asset No. 216461), (viii) Two Rodgers Dryers - Carlisle Expansion (Asset No. 224922), and (ix) GEA Evaporator - Carlisle Expansion (Asset No. 226443) owned by the Borrower and currently located at its Carlisle, Pennsylvania plant, (y) any improvements, model conversions, additions, accessions, attachments, replacements and substitutions of, for and to any of the foregoing, and (z) any proceeds (as defined by the Pennsylvania Uniform Commercial Code) of the foregoing.

                  "Equity Interests" means shares of capital stock, interests in a cooperative corporation, partnership interests, membership interests in a limited liability company, beneficial interests in a trust (other than any trust subject to ERISA or non-qualified benefit plans) or other equity ownership interests in a Person.

                  "Federal Securities Laws" has the meaning assigned to such term in Section 5.04.

                  "General Intangibles" means all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than



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                                                                               4

Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

                  "Grantors" means the Borrower and the Subsidiary Parties.

                  "Guarantors" means the Subsidiary Parties.

                  "Intellectual Property" means all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

                  "License" means any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III.

                  "Loan Documents" means this Agreement, the Term Credit Agreement, the Revolving Credit Agreement and the other Security Documents.

                  "Loans" means the loans made by the Lenders to the Borrower pursuant to (i) the Term Credit Agreement and (ii) the Revolving Credit Agreement.

                  "New York UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "Non-Pledged Equity Interests" means Equity Interests owned by any Grantor which do not constitute Pledged Collateral.

                  "Obligations" means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Revolving Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under the Credit Agreements and each of the other Loan Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreements and each of the other Loan Documents, (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents and (d) the due and punctual payment and performance of all obligations of each Loan Party under each Hedging Agreement that (i) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into.

                  "Patent License" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

                  "Patents" means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

                  "Pledged Collateral" has the meaning assigned to such term in
Section 3.01.

                  "Pledged Debt Securities" has the meaning assigned to such term in Section 3.01.

                  "Pledged Securities" means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

                  "Pledged Stock" has the meaning assigned to such term in
Section 3.01.

                  "Pledgors" means the Borrower and the Subsidiary Parties.

                  "Perfection Certificate" means a certificate substantially in the form of Annex 2, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Borrower.

                  "Proceeds" has the meaning specified in Section 9-102 of the New York UCC.

                  "Revolving Credit Agreement" has the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Secured Parties" means (a) the Lenders, (b) the Collateral Agent, (c) the Issuing Bank, (d) each counterparty to any Hedging Agreement with a Loan Party that either (i) is in effect on the Effective Date if such counterparty is a Lender or an Affiliate of a Lender as of the Effective Date or
(ii) is entered into after the Effective Date if such counterparty is a Lender or an Affiliate of a Lender at the time such Hedging Agreement is entered into,
(e) the beneficiaries of each indemnification obligation undertaken by any Grantor or Pledgor under any Loan Document and (f) the successors and assigns of each of the foregoing.

                  "Security Interest" has the meaning assigned to such term in
Section 4.01.

                  "Seed" means crop seed (including, but not limited to, seed for soybeans, corn, alfalfa, forage and turf grasses).

                  "Subsidiary Parties" means (a) the Subsidiary Loan Parties identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as contemplated by Section 7.16.

                  "Term Credit Agreement" has the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Trademark License" means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

                  "Trademarks" means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule II, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.


                                   ARTICLE II

                                    Guarantee

                  SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its



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                                                                               8

guarantee notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

                  SECTION 2.02. Guarantee of Payment. Each of the Guarantors further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other Person.

                  SECTION 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor's obligations hereunder as expressly provided in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Secured Parties to take and hold security for the payment and performance of the Obligations and this Agreement, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their



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                                                                               9

sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

                  (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

                  SECTION 2.04. Reinstatement. Each of the Guarantors agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

                  SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid



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                                                                              10

Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

                  SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's and each other Loan Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.


                                   ARTICLE III

                              Pledge of Securities

                  SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Pledgor's right, title and interest in, to and under
(a) the shares of capital stock and other Equity Interests owned by it and listed on Schedule II and any other Equity Interests of the Borrower or any Restricted Subsidiary obtained in the future by such Pledgor and the certificates representing all such Equity Interests (the "Pledged Stock"); provided that the Pledged Stock shall not include more than 65% of the issued and outstanding voting Equity Interests of any Foreign Restricted Subsidiary and, provided further that, the parties understand and agree that Schedule II has been prepared to give effect to (i) the contribution by or lending by the Borrower to Holding Co. II of cash sufficient to consummate the merger described in clause (ii) below, and (ii) the acquisition by Holding Co. II of all the issued and outstanding equity interests of PMI, for cash in the approximate amount of $243,400,000 effected through a merger of a newly formed Wholly Owned Subsidiary of Holding Co,. II with and into PMI in accordance with the terms of the Acquisition Documents, but does not give effect to (i) the conversion of PMI and certain of its subsidiaries into limited liability companies or (ii) the contribution by Holding Co. II of its 100% membership interest in the converted PMI to Farmland Feed in exchange for the membership interest in Farmland Feed (provided, however, immediately upon any such conversion of corporate form and contribution by Holding Co. II referred to in this paragraph, the Borrower shall cause each respective entity to pledge and deliver certificated interests in all limited liability companies); (b)(i) the debt securities listed opposite the name of such Pledgor on Schedule II, (ii) any debt securities in the future issued to such Pledgor and (iii) the promissory notes and any other instruments, if any, evidencing such debt securities (the "Pledged Debt Securities"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01; (d) subject to Section 3.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 3.05, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Pledged Collateral").

                  TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

                  SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities.

                  (b) Each Pledgor will cause any Indebtedness for borrowed money owed to such Pledgor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof; provided that no promissory note shall be necessary in the case of Indebtedness owing by the Borrower to any Restricted Subsidiary or by any Restricted Subsidiary to any other Restricted Subsidiary or to the Borrower so long as such Indebtedness, if ever represented by a promissory note, is pledged pursuant to this Agreement. Notwithstanding the



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                                                                              12

foregoing, all Indebtedness of Subsidiaries (other than Restricted Subsidiaries) and third parties that is owing to the Borrower or any Restricted Subsidiary shall be pledged pursuant to this Agreement and the Collateral Agent shall have received all such promissory notes, if any, together with instruments of transfer with respect thereto endorsed in blank within ten days after the Effective Date; provided, that if after ten days following the Effective Date, a promissory note which evidences such Indebtedness is created or found, such promissory note will be pledged to the Collateral Agent as set forth in this paragraph.

                  (c) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and
(ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as
Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

                  SECTION 3.03. Representations, Warranties and Covenants. The Pledgors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

                  (a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the capital stock of the issuer thereof represented by such Pledged Stock;

                  (b) the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof;

                  (c) except for the security interests granted hereunder, each of the Pledgors (i) is and will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule

         II as owned by such Pledgor, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant hereto, and (iv) subject to Section 3.05, will cause any and all Pledged Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder; provided that nothing herein shall prohibit a sale or other disposition of the Pledged Securities permitted by the Credit Agreements;

                  (d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally or Section 11.1 of the Farmland Feed Operating Agreement, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

                  (e) each of the Pledgors (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all Persons whomsoever;

                  (f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

                  (g) by virtue of the execution and delivery by the Pledgors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

                  (h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

                  SECTION 3.04. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its name as agent for the Lenders, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

                  SECTION 3.05. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Pledgors that their rights under this Section are being suspended:

                  (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreements and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Credit Agreements or any other Loan Document or the ability of the Secured Parties to exercise the same.

                  (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

                  (iii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreements, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

                  (b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Pledgors of the suspension of their rights under paragraph (a)(iii) of this Section 3.05, then all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph
(a)(iii) of this Section 3.05 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 3.05 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor (without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.05 and that remain in such account.

                  (c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Pledgors of the suspension of their rights under paragraph (a)(i) of this Section 3.05, then all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.05, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.05, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights.

                  (d) Any notice given by the Collateral Agent to the Pledgors suspending their rights under paragraph (a) of this Section 3.05 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.


                                   ARTICLE IV

                     Security Interests in Personal Property

                  SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the "Security Interest"), in all right, title or interest now owned or at any time hereafter acquired by such

Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):

                  (i) all Accounts;

                  (ii) all Chattel Paper;

                  (iii) all Documents;

                  (iv) all Equipment;

                  (v) all General Intangibles (other than Non-Pledged Equity Interests);

                  (vi) all Instruments;

                  (vii) all Inventory;

                  (viii) all Seed;

                  (ix) all Investment Property (other than Non-Pledged Equity Interests);

                  (x) all books and records pertaining to the Collateral; and

                  (xi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that Collateral shall not include CoBank Accounts and Account Assets with respect to CoBank Accounts.

         (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (a) whether the Grantor is an organization, the type of organization and any organizational identification number issued to the Grantor and (b) in the case of a financing statement filed as a fixture filing or covering Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Collateral relates. The Grantor agrees to provide such information to the Collateral Agent promptly upon request.

                  Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

                  The Collateral Agent is further authorized to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party, such filing to be in substantially the form of Exhibits A-1, A-2 and A-3.

                  (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

                  SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

                  (a) each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained or the absence of any consent or approval relating only to immaterial portions of the Collateral;

                  (b)(i) the Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of such Grantor, is correct and complete. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule II to the Perfection Certificate, which are all the filings, recordings and registrations

         (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements; and (ii) each Grantor represents and warrants that a fully executed agreement substantially in the form of Exhibits A-1, A-2 and A-3 hereto and containing a description of all Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and within one month after the execution of this Agreement with respect to United States registered Copyrights, have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. ss. 261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral consisting of United States Patents, United States Trademarks and Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, or in any other necessary jurisdiction, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof);

                  (c) the Security Interest constitutes (i) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Collateral in which a security interest may be perfected upon the receipt and recording of an agreement in substantially the form of Exhibits A-1, A-2 and A-3 hereto with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. ss. 261 or 15 U.S.C. ss. 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. ss. 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Credit Agreements; and

                  (d) the Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreements. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreements.

                  SECTION 4.03. Covenants. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name, (ii) in the location of its chief executive office, any office in any jurisdiction that has not adopted Revised Article 9 of the Uniform Commercial Code in which it maintains books or records relating to Collateral owned by it or at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization. Each Grantor agrees to promptly provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the preceding sentence. Each Grantor agrees not to effect or permit any change referred to in the first sentence of this paragraph unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Collateral owned or held by such Grantor is damaged or destroyed.

                  (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Collateral Agent may reasonably request, (but not more often than once per calendar year in the absence of an Event of Default) promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Collateral.

                  (c) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.01(a) of the Credit Agreements, the Borrower shall deliver to the Collateral Agent a certificate executed by a Financial Officer and the chief legal officer of the Borrower setting forth the information required pursuant to Section II of the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 4.03(c). Each certificate delivered pursuant to this Section 4.03(c) shall identify in the format of Schedule III all Intellectual Property of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent.

                  (d) Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section
6.02 of the Credit Agreements.

                  (e) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent. If any limited liability company membership interests or limited partnership interests held by any Grantor shall become "securities" within the meaning of Sections 8-102 and 8-103(c) of the New York UCC, any certificates evidencing such securities shall immediately be pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

                  Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided, however, that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

                  (f) The Collateral Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors' own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.09 of the Credit Agreements, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Accounts or Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Collateral for the purpose of making such a verification (but not more often than twice per calendar year in the absence of an Event of Default). The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

                  (g) At its option, the Collateral Agent may discharge past due taxes, assessments, charges or fees not permitted by Section 5.05 of the Credit Agreements or Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 6.02 of the Credit Agreements, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreements or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(g) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

                  (h) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account having a value in excess of $1,000,000 (provided that such dollar limitation shall not apply to any intercompany Indebtedness), such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

                  (i) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

                  (j) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except as expressly permitted by Section 6.02 of the Credit Agreements. None of the Grantors shall make or permit to be made any transfer of the Collateral and each Grantor shall remain at all times in possession of the Collateral owned by it, except that (a) Inventory may be sold in the ordinary course of business and (b) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreements or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall use commercially reasonable efforts not to permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have acknowledged in writing, in form and substance satisfactory to the Collateral Agent, that such bailee or processor holds the Inventory for the benefit of the Collateral Agent subject to the Security Interest and shall act upon the instructions of the Collateral Agent without further consent from the Grantor, and that such warehouseman, agent, bailee or processor further agrees to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise; provided, however, that notwithstanding the foregoing, the requirement to notify any warehouseman, bailee, agent or processor of the Security Interest shall only apply to such locations where Inventory is held where the value of such Inventory exceeds $2,000,000, based on the highest value of such Inventory at June 30 of the preceding fiscal year.

                  (k) None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any Accounts included in the Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

                  (l) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 5.07 of the Credit Agreements. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.03(l), including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

                  (m) Each Grantor shall legend, in form and manner satisfactory to the Collateral Agent, its Chattel Paper and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Chattel Paper have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

                  SECTION 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Collateral, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Collateral:

                  (a) Instruments and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

                  (b) Investment Property. If any Grantor shall at any time hold or acquire any certificated securities which constitute Collateral, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities which constitute Collateral now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (a) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (b) arrange for the Collateral Agent to become the registered owner of the securities. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

                  (c) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any

         "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in ss. 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under New York UCC ss.9-105 of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, ss.16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

                  SECTION 4.05. Covenants regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not, and will not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent (other than Patents claiming a process or method) with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

                  (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Registered Trademark material to the conduct of such Grantor's business, (1) maintain such Trademark registration in full force as long as the Trademark is being used, (2) maintain the quality of products and services offered under such Trademark, (3) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (4) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

                  (c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

                  (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

                  (e) When any Grantor, either itself or through any agent, employee, licensee or designee, files an application for any Patent, or an application to register any trademark or copyright with the United States Patent and Trademark Office or United States Copyright Office it will promptly inform the Collateral Agent, and, upon request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable; provided however that such power of attorney may only be exercised following (i) such Grantor's failure to take all necessary actions as set forth in this paragraph or (ii) upon the occurrence and during the continuance of an Event of Default.

                  (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, declarations of use, declarations of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

                  (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

                  (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.


                                    ARTICLE V

                                    Remedies

                  SECTION 5.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, (i) each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral or Pledged Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate and (ii) the Collateral Agent shall have the ability to direct Land O'Lakes, Inc. to give its consent in connection with the sale, transfer or other disposition of its membership interest in Land O'Lakes Farmland Feed LLC. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral or Pledged Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral or Pledged Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor or Pledgor, and the Grantors and Pledgors hereby waive (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor or Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

                  The Collateral Agent shall give the Grantors and Pledgors 10 days' written notice (which each Grantor or Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral or Pledged Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral or Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral or Pledged Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral or Pledged Collateral is made on credit or for future delivery, the Collateral or Pledged Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral or Pledged Collateral so sold and, in case of any such failure, such Collateral or Pledged Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor or Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor or Pledgor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor or Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or Pledged Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor or Pledgor shall be entitled to the return of the Collateral or Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions. The Collateral Agent recognizes that its ability to sell membership interests or require the registration of such membership interests pursuant to Section 5.05 of this Agreement is subject to Section 11.1 of the Farmland Feed Operating Agreement in the case of Farmland Feed and its subsidiaries.

                  Until the Collateral Agent shall have advised the Grantors to the contrary, each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory and Accounts, for the benefit and on behalf of the Collateral Agent and the other Secured Parties, provided, however, that such privilege may at the option of the Collateral Agent be terminated upon the occurrence and during the continuance of any Event of Default.

                  Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right to notify each Account Debtor of the occurrence of such Event of Default and have the right to direct the payment of each Account Debtor away from each Grantor's regular account and into an account established by the Collateral Agent. Each Grantor agrees to use all reasonable efforts to cooperate with the Collateral Agent and each Account Debtor to cause all payments on Accounts to be paid directly into the account established by the Collateral Agent. In the event any Grantor receives payments directly that otherwise should be paid to the Collateral Agent, as provided herein, such Grantor will promptly remit such amount to the Collateral Agent.

                  SECTION 5.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral or Pledged Collateral, as well as any Collateral or Pledged Collateral consisting of cash, as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent or the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor or Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Grantors and Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral or Pledged Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral or Pledged Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

                  SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable, nonexclusive license but subject to the terms, conditions or restrictions of any existing license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

                  SECTION 5.04. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section
5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

                  SECTION 5.05. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Collateral Agent desires to sell any of the Pledged Securities of the Borrower at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Securities. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 5.05 may be specifically enforced.


                                   ARTICLE VI

                            Indemnity and Subrogation

                  SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and

(b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

                  SECTION 6.02. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the Borrower as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

                  SECTION 6.03. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 6.01 and
6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the Obligations and liabilities of any Guarantor with respect to its Obligations hereunder, and each Guarantor shall remain liable for the full amount of the Obligations of such Guarantor hereunder.


                                   ARTICLE VII

                                  Miscellaneous

                  SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreements. All communications and notices hereunder to any Subsidiary Loan Party shall be given to it at its address or telecopy number set forth on
Schedule I, with a copy to the Borrower.

                  SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor and Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreements, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreements, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Pledgor in respect of the Obligations or this Agreement.

                  SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Collateral Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

                  SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan

Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral or Pledged Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreements. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

                  SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successor and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                  SECTION 7.06. Collateral Agent's Fees and Expenses; Indemnification. (a) Each Grantor and each Pledgor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Collateral Agent for any audits conducted by it or on its behalf with respect to the Accounts Receivable or Inventory; provided, however, that no more than one audit per calendar year may be conducted in the absence of an Event of Default), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral or Pledged Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor or Pledgor to perform or observe any of the provisions hereof.

                  (b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor and each Pledgor jointly and severally agrees to indemnify the

Collateral Agent and the other Indemnitees (as defined in Section 9.03 of the Credit Agreements) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral or Pledged Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

                  SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact. Each Grantor and each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor or Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided however that such power of attorney may only be exercised (i) to file any UCC financing statements and continuation statements and (ii) following the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor or Pledgor (a) in the case of a Grantor (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (iii) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (iv) to send verifications of Accounts Receivable to any Account Debtor; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (vii) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (viii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; and (b) in the case of a Pledgor (i) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (ii) to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge of the same; (iii) to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto; and (iv) to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agent shall be responsible to any Grantor or Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

                  SECTION 7.08. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7.09. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreements.

                  SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  SECTION 7.11. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 7.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute a single contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 7.13. Headings. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 7.14 Jurisdiction; Consent to Service of Process.
(a) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction.

                  (b) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 7.15. Termination or Release. (a) This Agreement, the Guarantees, the Security Interest and all other security interests granted hereby shall terminate when all the Obligations (other than contingent Obligations for indemnity) have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreements, the L/C Exposure has been reduced to zero and the Issuing Bank has no further obligations to issue Letters of Credit under the Revolving Credit Agreement.

                  (b) A Guarantor shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Guarantor shall be automatically released in the event that all the capital stock of such Guarantor shall be sold, transferred or otherwise disposed of to a person that is not the Borrower or an Affiliate of the Borrower, or if such Guarantor is dissolved, in each case in accordance with the terms of the Credit Agreements; provided that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreements) and the terms of such consent did not provide otherwise.

                  (c) Upon any sale or other transfer by any Pledgor of any Pledged Collateral that is permitted under the Credit Agreements to any person that is not the Borrower or an Affiliate of the Borrower, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Pledged Collateral pursuant to Section 9.02 of the Credit Agreements, the security interest in such Pledged Collateral shall be automatically released.

                  (d)  Upon any sale or other transfer by any

Grantor of any Collateral that is permitted under the Credit Agreements to any person that is not the Borrower or an Affiliate of the Borrower or to any Securitization Vehicle whether or not an Affiliate of the Borrower (provided that such sale or transfer is limited to sales of Inventory or Accounts to a Securitization Vehicle that are permitted by the Credit Agreements), or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the Credit Agreements, the security interest in such Collateral shall be automatically released.

                  (e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d), the Collateral Agent shall execute and deliver to any Grantor or Pledgor, as the case may be, at such Grantor's or Pledgor's expense, all documents that such Grantor or Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent.

                  SECTION 7.16. Additional Subsidiaries. Pursuant to Section
5.12 of the Credit Agreements, each Wholly Owned Subsidiary of the Borrower that was not in existence or not a Wholly Owned Subsidiary on the date of the Credit Agreements, in each case other than Foreign Subsidiaries and Wholly Owned Subsidiaries of LOL Finance, is required to enter in this Agreement (a) as a Subsidiary Guarantor, (b) as a Grantor if such Wholly Owned Subsidiary owns or possesses property of a type that would be considered Collateral hereunder and
(c) as a Pledgor if such Wholly Owned Subsidiary owns or possesses property of a type that would be considered Pledged Collateral hereunder. Upon execution and delivery by the Collateral Agent and a Wholly Owned Subsidiary of an instrument in the form of Annex I hereto, such Wholly Owned Subsidiary shall become a Loan Party hereunder with the same force and effect as if originally named as a Loan Party herein. The execution and delivery of any such instrument shall not require the consent of any Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                       LAND O'LAKES, INC.,

                                          by   /s/ Daniel Knutson
                                               ------------------------------
                                               Name:  Daniel Knutson
                                               Title: Senior Vice President
                                                       & Chief Financial
                                                       Officer

                                       EACH OF THE SUBSIDIARIES
                                       LISTED ON SCHEDULE I HERETO,

                                          by   /s/ Daniel Knutson
                                               ------------------------------
                                               Name:  Daniel Knutson
                                               Title: Authorized Officer


                                       THE CHASE MANHATTAN BANK, as
                                       Collateral Agent,

                                          by   /s/ Robert Anastasio
                                               ------------------------------
                                               Name:  Robert Anastasio
                                               Title: Authorized Officer

                                                                   Schedule I to
                                                               the Guarantee and
                                                            Collateral Agreement








                              SUBSIDIARY GUARANTORS

                                                                  Schedule II to
                                                               the Guarantee and
                                                            Collateral Agreement




                                EQUITY INTERESTS



                                                                      Number and
                            Number of           Registered            Class of            Percentage
        Issuer             Certificate             Owner               Shares              of Shares
        ------             -----------             -----               ------              ---------








                                 DEBT SECURITIES



                                    Principal
          Issuer                      Amount                 Date of Note              Maturity Date
          ------                    ---------                ------------              -------------



                                                                 Schedule III to
                                                                   Guarantee and
                                                            Collateral Agreement







                   U.S. COPYRIGHTS OWNED BY [NAME OR GRANTOR]


[Make a separate page of Schedule III for each Grantor and state if no copyrights are owned. List in numerical order by Registration No.]


                          U.S. Copyright Registrations



               Title                            Reg. No.                            Author
               -----                            --------                            ------








              Pending U.S. Copyright Applications for Registration



               Title                          Author                   Class              Date Filed
               -----                          ------                   -----              ----------






                        Non-U.S. Copyright Registrations
                        --------------------------------
            [List in alphabetical order by country/numerical order by
                      Registration No. within each country]



           Country                     Title                 Reg. No.                   Author
           -------                     -----                 --------                   ------






                   Non-U.S.Pending Copyright Applications for
              Registration [List in alphabetical order by country.]



         Country                    Title                   Author             Class        Date Filed
         -------                    -----                   ------             -----        ----------



                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement






                                    LICENSES

[Make a separate page of Schedule III for each Grantor, and state if any Grantor is not a party to a license/sublicense.]


                                     PART I

                   LICENSES/SUBLICENSEES OF [NAME OF GRANTOR]
                           AS LICENSOR ON DATE HEREOF

                                  A. Copyrights

          [List U.S. copyrights in numerical order by Registration No.
         List non-U.S. copyrights by country in alphabetical order with
           Registration Nos. within each country in numerical order.]


                                 U.S. Copyrights



                             Date of              Title of
     Licensee Name          License/                U.S.
     and Address           Sublicense            Copyright               Author             Reg. No.
     -----------           ----------            ---------               ------             --------







                               Non-U.S. Copyrights



                                          Date of            Title of
                    Licensee Name         License/           Non-U.S.
     Country         and Address        Sublicensee         Copyrights           Author        Reg. No.
     -------         -----------        -----------         ----------           ------        --------








                                   B. Patents


           [List U.S. patent nos. and U.S. patent application nos. in numerical order. List non-U.S. patent nos. and non-U.S.
               application in alphabetical order by country, with
                numbers within each country in numerical order.]

                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement






                                  U.S. Patents


          Licensee Name                 Date of License/
           and Address                     Sublicense               Issue Date            Patent No.
           -----------                     ----------               ----------            ----------



                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement




                            U.S. Patent Applications


          Licensee Name                 Date of License/
          and address                     Sublicense                    Date Filed         Application No.
          -----------                     ----------                    ----------         ---------------




                                Non-U.S. Patents


                            Licensee Name           Date of License/         Issue          Non-U.S.
       Country               and Address               Sublicense            Date          Patent No.
       -------               -----------               ----------            ----          ----------





                          Non-U.S. Patent Applications


                            Licensee Name          Date of License/        Date          Application
       Country               and Address              Sublicense          Filed              No.
       -------               -----------              ----------          -----              ---





                                 C. Trademarks

        [List U.S. trademark nos. and U.S. trademark application nos. in numerical order. List non-U.S. trademark nos. and non-U.S.
          application nos. with trademark nos. within each country in numerical order.]


                                U.S. Trademarks

      Licensee Name            Date of License/
       and Address                Sublicense               U.S. Mark         Reg. Date       Reg. No.
       -----------                ----------               ---------         ---------       --------



                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement




                          U.S. Trademark Applications


      Licensee Name            Date of License/                                Date        Application
       and Address                Sublicense              U.S. Mark            Filed            No.
       -----------                ----------              ---------            -----            ---




                              Non-U.S. Trademarks


                                           Date of
                      Licensee Name        License/          Non-U.S.
   Country             and Address        Sublicense           Mark          Reg. Date       Reg. No.
   -------             -----------        ----------           ----          ---------       --------



                        Non-U.S. Trademark Applications

                                          Date of
                    Licensee Name        License/            Non-U.S.           Date         Application
    Country          and Address        Sublicense             Mark             Filed            No.
    -------          -----------        ----------             ----             -----            ---




                                    D. Others


           Licensee Name                     Date of License/                        Subject
            and Address                         Sublicense                           Matter
            -----------                         ----------                           ------



                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement




                                     PART 2

                   LICENSEES/SUBLICENSES OF [NAME OF GRANTOR]
                           AS LICENSEE ON DATE HEREOF

                                  A. Copyrights

          [List U.S. copyrights in numerical order by Registration No.
        List non-U.S. copyrights by country in alphabetical order, with
           Registration Nos. within each country in numerical order.]


                                U.S. Copyrights


    Licensor Name            Date of
         and                License/              Title of
       Address             Sublicense          U.S. Copyright               Author              Reg. No.
       -------             ----------          --------------               ------              --------




                              Non-U.S. Copyrights


                                           Date of           Title of
                     Licensor Name        License/           Non-U.S.
    Country           and Address        Sublicensee        Copyrights           Author        Reg. No.
    -------           -----------        -----------        ----------           ------        --------




                                   B. Patents

           [List U.S. patent nos. and U.S. patent application nos. in numerical order. List non-U.S. patent nos. and non-U.S.
         application nos. in alphabetical order by country with patent nos. within each country in numerical order.]


                                  U.S. Patents

                                            Date of
          Licensor Name                     License/
           and Address                     Sublicense            Issue Date            Patent No.
           -----------                     ----------            ----------            ----------




                            U.S. Patent Applications


          Licensor Name                 Date of License/
           and Address                     Sublicense                Date Filed         Application No.
           -----------                     ----------                ----------         ---------------



                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement



                                Non-U.S. Patents


                            Licensor Name           Date of License/         Issue          Non-U.S.
      Country                and Address               Sublicense            Date          Patent No.
      -------                -----------               ----------            ----          ----------




                          Non-U.S. Patent Applications


                            Licensor Name           Date of License/         Date          Application
       Country               and Address               Sublicense            Filed             No.
       -------               -----------               ----------            -----             ---




                                  C. Trademarks

        [List U.S. trademark nos. and U.S. trademark application nos. in numerical order. List non-U.S. trademark nos. and non-U.S. application nos. with trademark nos. within each country in numerical order.]



                                U.S. Trademarks


      Licensor Name            Date of License/
       and Address                Sublicense              U.S. Mark         Reg. Date        Reg. No.
       -----------                ----------              ---------         ---------        --------




                          U.S. Trademark Applications


      Licensor Name            Date of License/                               Date         Application
       and Address                Sublicense             U.S. Mark            Filed             No.
       -----------                ----------             ---------            -----             ---




                              Non-U.S. Trademarks


                                      Date of
                Licensor Name        License/           Non-U.S.
    Country      and Address        Sublicense            Mark            Reg. Date       Reg. No.
    -------      -----------        ----------            ----            ---------       --------



                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement






                        Non-U.S. Trademark Applications


                                          Date of
                    Licensor Name        License/           Non-U.S.          Date         Application
    Country          and Address        Sublicense            Mark           Filed             No.
    -------          -----------        ----------            ----           -----             ---




                                    D. Others


         Licensor Name and                   Date of License/
              Address                           Sublicense                       Subject Matter
              -------                           ----------                       --------------



                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement




                       PATENTS OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no patents are owned. List in numerical order by Patent No./Patent Application No.]



                           U.S. Patent Registrations


         Patent Numbers                                         Issue Date
         --------------                                         ----------




                            U.S. Patent Applications


    Patent Application No.                                     Filing Date
    ----------------------                                     -----------



                         Non-U.S. Patent Registrations
           [List in alphabetical order by country/numerical order by
                        Patent No. within each country]


Country                           Issue Date                         Patent No.
-------                           ----------                         ----------



                         Non-U.S. Patent Registrations
           [List in alphabetical order by country/numerical order by
                      Application No. within each country]


Country                        Filing Date                Patent Application No.
-------                        -----------                ----------------------


                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement


                TRADEMARK/TRADE NAMES OWNED BY [NAME OF GRANTOR]

[Make a separate page of Schedule III for each Grantor and state if no trademarks/trade names are owned. List in numerical order by trademark registration/application no.]



                          U.S. Trademark Registrations


 Mark                              Reg. Date                         Reg. No.
 ----                              ---------                         --------




                           U.S. Trademark Applications


 Mark                             Filing Date                     Application No.
 ----                             -----------                     ---------------



                         State Trademark Registrations
       [List in alphabetical order by state/numerical order by trademark
                             no. within each state]


State                       Mark                  Filing Date            Application No.
-----                       ----                  -----------            ---------------



                        Non-U.S. Trademark Registrations
           [List in alphabetical order by country/numerical order by
                       trademark no. within each country]


Country                        Mark                   Reg. Date                Reg. No.
-------                        ----                   ---------                --------


                                                                    Schedule III
                                                                to Guarantee and
                                                            Collateral Agreement



                        Non-U.S. Trademark Applications
   [List in alphabetical order by country/numerical order by application no.]


Country                    Mark                Application Date            Application No.
-------                    ----                ----------------            ---------------



                                  Trade Names


   Country(s) Where Used                                     Trade Names
   ---------------------                                     -----------



                                                                  Annex I to the
                                                                   Guarantee and
                                                            Collateral Agreement


                                    SUPPLEMENT NO. __ dated as of
                                              , to the Guarantee and Collateral
                           Agreement dated as of October 11, 2001, among LAND O'LAKES, INC., a Minnesota cooperative corporation (the "Borrower"), [ ], each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a "Subsidiary Party" and collectively, the "Subsidiary Parties"; the Subsidiary Guarantors and the Borrower are referred to collectively herein as the "Grantors") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties (as defined herein).

                  A. Reference is made to (i) the Credit Agreement dated as of October 11, 2001, (as amended, supplemented or otherwise modified from time to time, the "Term Credit Agreement"), among Land O'Lakes, Inc. (the "Borrower"), the Lenders party thereto and The Chase Manhattan Bank, as Administrative Agent and Collateral Agent and (ii) the Amended and Restated Five-Year Credit Agreement dated as of June 28, 1999, as amended and restated as of October 11, 2001 (as amended, supplemented or otherwise modified from time to time, the "Revolving Credit Agreement" together with the Term Credit Agreement, the "Credit Agreements"), among the Borrower, the Lenders party thereto, The Chase Manhattan Bank as Collateral Agent and Cobank, ACB as Administrative Agent.

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee and Collateral Agreement and the Credit Agreements.

                  C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of Credit. Section 7.16 of Guarantee and Collateral Agreement provides that additional Wholly Owned Subsidiaries (other than Foreign Subsidiaries and Wholly Owned Subsidiaries of LOL Finance) of the Borrower may become Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Loan Party") is executing this Supplement in accordance with the requirements of the Credit Agreements to become a Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

                  Accordingly, the Collateral Agent and the New Loan Party agree as follows:

                  SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Loan Party by its signature below becomes a Grantor, Pledgor and Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor, Pledgor and Guarantor and the New Loan Party hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor, Pledgor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor, Pledgor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Loan Party, as security for the payment and performance in full of the Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Loan Party's right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Loan Party. Each reference to a "Grantor" in the Guarantee and Collateral Agreement shall be deemed to include the New Loan Party. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

                  SECTION 2. The New Loan Party represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Loan Party and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

                  SECTION 4. The New Loan Party hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Loan Party and (b) set forth under its signature hereto, is the true and correct legal name of the New Loan Party, its jurisdiction of formation and the location of its chief executive office.

                  SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

                  SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 8. All communications and notices here under shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement. All communications and notices hereunder to the New Loan Party shall be given to it at the address set forth under its signature below.

                  SECTION 9. The New Loan Party agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.


                  IN WITNESS WHEREOF, the New Loan Party and the Collateral Agent have duly executed this Supplement to the

Guarantee and Collateral Agreement as of the day and year first above written.




                                       [Name Of New Loan Party],

                                          by /s/ Daniel Knutson
                                            ------------------------------
                                             Name:    Daniel Knutson
                                             Title:   Senior Vice President
                                                        & Chief Financial
                                                        Officer
                                             Address:



                                       THE CHASE MANHATTAN BANK,
                                       as Collateral Agent,

                                          by  /s/ Robert Anastasio
                                            ------------------------------
                                             Name:  Robert Anastasio
                                             Title: Vice President

                                                                      Schedule I
                                                     to Supplement No.___ to the
                                                                   Guarantee and
                                                            Collateral Agreement




                             LOCATION OF COLLATERAL



         Description                                           Location
         -----------                                           --------



                                                                  Schedule II to
                                                               Supplement No. __
                                                            to the Guarantee and
                                                            Collateral Agreement







                      Pledged Securities of the New Pledgor


                                EQUITY SECURITIES


                                                                      Number and
                            Number of           Registered            Class of            Percentage
        Issuer             Certificate             Owner               Shares              of Shares
        ------             -----------             -----               ------              ---------





                                 DEBT SECURITIES



                           Principal
          Issuer             Amount                      Date of Note              Maturity Date
          ------             ------                      ------------              -------------

